EXHIBIT 10-A

                         AGREEMENT AND SECOND AMENDMENT
                               TO CREDIT AGREEMENT
                                 (May 15, 1998)


      THIS AGREEMENT AND SECOND AMENDMENT TO CREDIT AGREEMENT (this "AGREEMENT"), dated as of May 15, 1998, is made and entered into by and among SANTA FE ENERGY RESOURCES, INC. (the "COMPANY"), a Delaware corporation; the financial institutions listed on the signature pages hereto (collectively, the "BANKS"); and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, acting in its capacity as agent for the Banks (in such capacity, the "AGENT"). The Company, the Banks and the Agent are herein sometimes called the "PARTIES".

RECITALS:

      1. The Company, The Chase Manhattan Bank ("CHASE") as agent, and certain of the Parties entered into a Credit Agreement dated as of November 13, 1996 and entered into an Agreement and First Amendment to Credit Agreement dated as of December 19, 1996. Such Credit Agreement, as so amended, is herein called the "CREDIT AGREEMENT". Chase has resigned as agent in accordance with SECTION 11.8 of the Credit Agreement.

      2. The Parties desire to adopt the Credit Agreement as their own agreement and to amend the Credit Agreement in certain respects to extend the maturity date, to provide for additional financial institutions to become Banks, to enlarge the Commitments of the Banks, to permit additional Total Debt and Guaranties, to appoint a new Agent, to change the governing law, and to make certain other changes thereto, all as more fully described below; and to ratify, confirm and continue the Credit Agreement as so adopted and amended.

AGREEMENTS:

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the Parties, the Parties agree as follows:

      1. AMENDMENT AND ADOPTION OF THE CREDIT AGREEMENT. The Parties hereby adopt and continue the Credit Agreement as their own agreement. By executing this Agreement, each of the Parties agrees to be bound by the terms of the Credit Agreement as hereby adopted and amended. Each of the financial institutions executing this Agreement shall succeed to the rights of and be obligated to perform the obligations of a Bank under the Credit Documents and shall be considered a "Bank" for all purposes of the Credit Documents.

      2. AMENDMENT OF DEFINITIONS. SECTION 1.1 of the Credit Agreement is amended to amend the following definitions:

            ""BUSINESS DAY" shall mean any day other than a day on which commercial banks are authorized or required to close in Houston, Texas, and where such term is used in the definition of "QUARTERLY DATE" or, if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, or an Interest Period for, a Eurodollar Loan or a notice by the Company with respect to any such borrowing, payment, prepayment or Interest Period, which is also a day on which dealings in Dollar deposits are carried out in the relevant Eurodollar interbank market.

            ""COMMITMENT" means, as to any Bank, the obligation, if any, of such Bank to extend credit to the Company in the form of Loans and Letter of Credit Liabilities in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite such Bank's name on the signature pages of the Second Amendment under the caption "Commitment" or in its Assignment Agreement (as the same may be reduced from time to time or terminated pursuant to SECTION 2.5, modified pursuant to SECTION 12.6 or increased pursuant to SECTION 13 of the Second Amendment.

            ""HIGHEST LAWFUL RATE" shall mean, on any day, the maximum nonusurious rate of interest permitted for that day by whichever of applicable federal or Texas law permits the higher interest rate, stated as a rate per annum. On each day, if any, that applicable Texas law establishes the Highest Lawful Rate, the Highest Lawful Rate shall be the "weekly ceiling" (as defined in ss.303 of the Texas Finance Code and Chapter 1D of Title 79, Texas Rev. Civ.
      Stats. 1925, as amended, respectively) for that day.

            ""MATURITY DATE" shall mean the earlier of (a) the date the principal amount then outstanding of and accrued interest on the Loans, all Letter of Credit Liabilities, all fees and all other amounts payable hereunder and under the Notes become due and payable pursuant to SECTION
      10.1 or (b) May 15, 2003.

            ""PRIME RATE" shall mean, as of a particular date, the generally applicable prime rate most recently determined by Chase Texas. Without notice to the Company or any other Person, the Prime Rate shall change automatically from time to time as and in the amount by which said prime rate shall fluctuate. The prime rate is a reference rate and may not necessarily represent the lowest or best rate actually charged to any customer. Chase Texas may make commercial loans or other loans at rates of interest at, above or below the prime rate.

            ""PRINCIPAL OFFICE" shall mean the principal banking office of the Agent, presently located at 712 Main Street, Houston, Texas 77002.

            Additionally, the references to "Chase" in the definitions of "Eurodollar Rate" and "Indemnified Person", in SECTION 12.6(G) of the Credit Agreement, and in the addresses on each of the exhibits to the Credit Agreement, are amended to refer instead to Chase Texas.

      3. ADDITIONAL DEFINITIONS. There are hereby added to SECTION 1.1 of the Credit Agreement the following definitions:

            ""CHASE TEXAS" shall mean Chase Bank of Texas, National Association, in its individual capacity."

            ""SECOND AMENDMENT" shall mean the Agreement and Second Amendment to Credit Agreement dated as of May 15, 1998."

      4. AMENDMENT OF SECTION 1.2(I). SECTION 1.2(I) of the Credit Agreement is hereby amended to provide in its entirety as follows:

            "(i) All times of day used in the Credit Documents mean local time in Houston, Texas."

      5. AMENDMENT OF SECTION 2.1(A). SECTION 2.1(A) of the Credit Agreement is amended by adding at the end of that section the following sentence:

      "The Company and the Banks expressly agree, pursuant to Chapter 346 ("CHAPTER 346") of the Texas Finance Code, that Chapter 346 (which relates to open-end line of credit revolving loan accounts) shall not apply to any extension of credit under this Agreement and that neither this Agreement nor any such extension of credit shall be governed by Chapter 346 or subject to its provisions."

      6. AMENDMENT OF SECTION 9.7(B). SECTION 9.7(B) of the Credit Agreement is amended to provide in its entirety as follows:

            "(b) INDEBTEDNESS. Create, incur, suffer or permit to exist, or assume or enter into any Total Debt or any Guaranty, whether direct, indirect, absolute, contingent or otherwise, EXCEPT: (a) Total Debt under the Credit Documents; (b) Total Debt secured by Liens permitted by SECTION 9.7(A); (c) the Senior Subordinated Notes; (d) Total Debt in respect of Other Letters of Credit; (e) bonds or surety obligations required by any Governmental Authority in connection with the operation of the property of the Company and its Subsidiaries; (f) Total Debt or Guaranties to and among the Company and the Restricted Subsidiaries or Guaranties of Total Debt of the Company and the Restricted Subsidiaries; (g) other Total Debt having a weighted average life to maturity of not less than seven years from the date of issuance thereof and subject to terms (including representations, warranties, covenants and defaults and events of default) no more restrictive (as determined by the Agent in its sole discretion) with respect to the issuer thereof than the terms of the Credit Documents;
      (h) unsecured Total Debt or Guaranties constituting Total Debt in an aggregate amount at any one time outstanding not to exceed $50,000,000; and (i) unsecured Guaranties, not constituting Total Debt, in an aggregate amount at any one time outstanding not to exceed $25,000,000.

            Notwithstanding anything to the contrary in this SECTION 9.7(B), no member of the Combined Group shall create, incur or assume any Total Debt or Guaranty if to do so would cause or enlarge a Borrowing Base Deficiency or violate any other provision of this Agreement."

      7. BORROWING BASE AND AVAILABLE BORROWING BASE. Until changed in accordance with the Credit Agreement, the Borrowing Base and the Available Borrowing Base shall each be $250,000,000.

      8. DESIGNATION OF AGENT. The Banks hereby appoint Chase Texas as Agent under the Credit Documents, and Chase Texas hereby accepts such appointment. Chase Texas hereby succeeds to and becomes vested with all the rights, powers, privileges and duties of the Agent, and Chase is hereby discharged from its duties and obligations under the Credit Documents. Chase Texas hereby notifies the Company and the Banks that the Principal Office is the Principal Office as defined in this Agreement. The address of the Agent in each of the Credit Documents and the exhibits thereto shall be the Principal Office (as defined in the Credit Agreement).

      With respect to its Commitment, Loans and Letter of Credit Liabilities, Chase Texas in its capacity as a Bank hereunder shall have the same rights and powers under the Credit Documents as any other Bank and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust, letter of credit, agency or other business with the Company (and any of its Affiliates) as if it were not acting as the Agent, and the Agent may accept fees and other consideration from the Company and its Affiliates (in addition to the fees heretofore agreed to between the Company and the Agent) for services in connection with this Agreement or otherwise without having to account for the same to the Banks. Without limiting the rights and remedies of the Banks specifically set forth herein, no other Bank by virtue of being a Bank hereunder shall have any interest in any such activities, any present or future guaranty by or for the account of the Company, any present or future offset exercised by the Agent in respect of any such other activities, or any present or future property at any time taken as security for any such other activities; PROVIDED, HOWEVER, that if any payment in respect of such guaranties or such property or the proceeds thereof shall be applied to the Obligations, each Bank shall be entitled to share in such application PRO RATA according to its portion of the Obligations.

      9. PLACE OF PAYMENT. The place of payment of each of the Notes shall be the Principal Office (as defined in the Credit Agreement).

      10. AMENDMENT OF SECTION 12.11. SECTION 12.11 of the Credit Agreement is hereby amended to provide in its entirety as follows:


      "12.11.  GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

            (A) EXCEPT TO THE EXTENT OTHERWISE SPECIFIED IN THE CREDIT DOCUMENTS, EACH CREDIT DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (TO THE EXTENT PERMITTED BY LAW, OTHER THAN ITS CONFLICT OF LAW RULES) AND THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF TEXAS, HOUSTON DIVISION, AND THE COMPANY HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE COMPANY HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS DAVID L. HICKS, WITH OFFICES ON THE DATE HEREOF AT 1616 SOUTH VOSS ROAD, HOUSTON, TEXAS 77057, AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONSES, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH OR THE COMPANY DESIRES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT, THE COMPANY AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN HOUSTON, TEXAS ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE AGENT UNDER THIS AGREEMENT. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE TEN DAYS AFTER SUCH MAILING. NOTHING IN THIS AGREEMENT SHALL AFFECT THE RIGHT OF THE AGENT, ANY BANK OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO THE EXTENT PERMITTED BY LAW TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE TO PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

            (B) TO THE EXTENT PERMITTED BY LAW, EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE TEXAS COURTS REFERRED TO IN CLAUSE
      (A) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.


            (C) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED BY ANY CREDIT DOCUMENT."

      11. AMENDMENT OF EXHIBIT A. EXHIBIT A to the Credit Agreement is amended to be identical to EXHIBIT A to this Agreement.

      12. PRICING SCHEDULE. On and after the Effective Date, the Pricing Schedule shall be the Pricing Schedule attached to this Agreement.

      13. INCREASE OF COMMITMENTS. PROVIDED that no Default shall have occurred and be continuing, the Company shall have the right, without the consent of the Banks but subject to the approval of the Agent (which consent shall not be unreasonably withheld), to effectuate from time to time an increase in the Aggregate Commitment under the Credit Agreement by adding to the Credit Agreement one or more commercial banks or other financial institutions (who shall, upon completion of the requirements stated in this SECTION 13, constitute Banks hereunder), or by allowing one or more Banks to increase their Commitments hereunder, so that such added and increased Commitments shall equal the increase in Commitments effectuated pursuant to this SECTION 13; PROVIDED that (a) no increase in Commitments pursuant to this SECTION 13 shall result in the Aggregate Commitment exceeding $300,000,000, (b) no Bank's Commitment amount shall be increased without the consent of such Bank, and (c) on the effective date of any such increase in Aggregate Commitment, there are no outstanding Eurodollar Loans. The Company shall give the Agent three Business Days' notice of the Company's intention to increase the Aggregate Commitment pursuant to this
SECTION 13. Such notice shall specify each new commercial bank or other financial institution, if any, the changes in amounts of Commitments that will result, and such other information as is reasonably requested by the Agent. Each new commercial bank or other financial institution, and each Bank agreeing to increase its Commitment, shall execute and deliver to the Agent a document satisfactory to the Agent pursuant to which it becomes a party hereto or increases its Commitment, as the case may be, which document, in the case of a new commercial bank or other financial institution, shall (among other matters) specify the domestic lending office and Eurodollar lending office of such new commercial bank or other financial institution. In addition, the Company shall execute and deliver a Note in the principal amount of the Commitment of each new commercial bank or other financial institution, or, against delivery to it of such Bank's existing Note, a replacement Note in the principal amount of the increased Commitment of each Bank agreeing to increase its Commitment, as the case may be. Such Notes and other documents of the nature referred to in this
SECTION 13 shall be furnished to the Agent in form and substance as may be reasonably required by it. Upon the execution and delivery of such documents, such new commercial bank or financial institution shall constitute a "Bank" under the Credit Agreement with a Commitment as specified therein, or such Bank's Commitment shall increase as specified therein, as the case may be.

      14. CONDITIONS PRECEDENT. This Agreement shall become effective on the date (the "EFFECTIVE DATE") that each of the following conditions shall have been satisfied or waived in the discretion of the Agent:

            (a) CORPORATE ACTION AND STATUS. The Agent shall have received copies of the Organizational Documents of the Company certified by the Secretary of the Company, and resolutions of the Board of Directors of the Company, certified by the Secretary of the Company, for all corporate action taken by the Company authorizing the execution, delivery and performance of this Agreement and the Notes, together with such certificates as may be appropriate to demonstrate the existence, qualification and good standing of and payment of taxes by each member of the Combined Group in each jurisdiction listed for such member on SCHEDULE III to this Agreement.

            (b) INCUMBENCY. The Company shall have delivered to the Agent a certificate in respect of the name and signature of each officer who (i) is authorized to sign on its behalf this Agreement and the Notes and (ii) will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the other Credit Documents. The Agent and each Bank may conclusively rely on such certificates until they receive notice in writing from the Company to the contrary.

            (c) NOTES. The Agent shall have received the appropriate Note of the Company for each Bank, duly completed and executed.

            (d) CREDIT DOCUMENTS. The Company shall have duly executed and delivered this Agreement and the other Credit Documents provided for herein to which it is a party, and each such Credit Document shall be in Proper Form. Each such Credit Document shall be in substantially the form furnished to the Banks prior to their execution of this Agreement, together with such changes therein as the Agent may approve in its discretion. The Company shall have paid to the Agent all fees and expenses in the amounts previously agreed upon in writing among the Company and the Agent and all amounts due under SECTION 21.

           (e) OPINION OF COUNSEL TO THE COMPANY. The Agent shall have received the opinions of Andrews & Kurth L.L.P. and of David L. Hicks, counsel to the Company, substantially in the forms of SCHEDULES I and II to this Agreement, respectively.

            (f) COUNTERPARTS. The Agent shall have received counterparts of this Agreement duly executed and delivered by or on behalf of each of the parties thereto (or, in the case of any Bank as to which the Agent shall not have received such a counterpart, the Agent shall have received evidence satisfactory to it of the execution and delivery by such Bank of a counterpart hereof).

            (g) CONSENTS. The Agent shall have received evidence satisfactory to it in its discretion that all consents of each Governmental Authority and of each other Person, if any, required in connection with the execution, delivery and performance of this Agreement and the Notes have been received and remain in full force and effect.

            (h) OTHER DOCUMENTS. The Agent shall have received such other documents consistent with the terms of this Agreement and relating to the transactions contemplated hereby as the Agent may reasonably request.

            (i) NO DEFAULT. No Default shall have occurred and be continuing.

            (j) NO LEGAL BAR. Such effectiveness shall not violate any Legal Requirement applicable to the Agent or any Bank.

PROVIDED, HOWEVER, that this Agreement shall not become effective or be binding on any Party unless all of the foregoing conditions are satisfied not later than May 31, 1998. The Agent shall promptly notify the Company and the Banks of the Effective Date, and such notice shall be conclusive and binding on all Parties. All provisions and payments required by this SECTION 13 are subject to the provisions of SECTION 12.8 of the Credit Agreement.

      15. ACKNOWLEDGMENTS; APPOINTMENT AND AUTHORIZATION. Each of Wells Fargo Bank (Texas), N.A. and PNC Bank, National Association (collectively, the "NEW BANKS") hereby (a) acknowledges receipt of copies of the Credit Agreement and the most recent financial statements of the Company, and (b) acknowledges and agrees that (1) it has, independently and without reliance upon the Agent or any other Bank and based on the financial statements of the Company delivered to such New Bank by the Company and such other documents and information as such New Bank has deemed appropriate, made its own credit analysis and decision to become a Bank and (2) it is a Bank for all purposes of the Credit Agreement, with all of the liabilities and obligations of a Bank to the extent of its Commitment. Each New Bank irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the Notes as are delegated to the Agent by the terms of the Credit Agreement or the Notes, together with all such powers as are reasonably incidental thereto.

      16. COLLATERAL. Each of the Banks represents to the Agent and each of the other Banks that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in the Credit Agreement.

      17. WAIVER OF JURY TRIAL. EACH OF THE COMPANY, THE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE CREDIT AGREEMENT OR THE TRANSACTIONS
CONTEMPLATED THEREBY.

      18. REPRESENTATIONS TRUE; NO DEFAULT. The Company represents and warrants to the Agent and each Bank that (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as though made on and as of such date (except to the extent such representations and warranties are expressly stated to be made solely as of an earlier date) and
(b) no event has occurred and is continuing which constitutes a Default under the Credit Agreement or which upon the giving of notice or the lapse of time or both would constitute such a Default.

      19. RATIFICATION. Except as expressly amended hereby, the Credit Agreement, as hereby adopted and amended, is in all respects ratified, confirmed and continued as the agreement of the Parties and is, and shall continue to be, in full force and effect and binding upon the Parties. The Company hereby agrees and acknowledges that all of its liabilities and obligations under the Credit Agreement, as hereby adopted and amended, remain in full force and effect and binding upon it as of the date of this Agreement.

      20. DEFINITIONS AND REFERENCES. Unless otherwise defined herein, terms used herein which are defined in the Credit Agreement shall have the meanings therein ascribed to them. The term "Agreement" as used in the Credit Agreement and the term "Credit Agreement" as used in this Agreement or in any other instrument, document or writing furnished to the Agent or any Bank by or on behalf of the Company shall mean the Credit Agreement as hereby amended.

      21. EXPENSES; ADDITIONAL INFORMATION. The Company shall pay to the Agent on demand (i) all out-of-pocket expenses (including fees and disbursements of special counsel to the Agent and expenses of syndication) in connection with the preparation and administration of this Agreement, any waiver or consent hereunder and any amendment hereof, and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Agent and each Bank, including fees and disbursements of counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

      22. SEVERABILITY. If any term or provision of this Agreement or the application thereof to any person or circumstances shall, to any extent, be deemed invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and this Agreement shall be valid and enforced to the fullest extent permitted by applicable law. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions thereof or affecting the validity or enforceability of such provision in any other jurisdiction and, to this end, the provisions of this Agreement are severable.

      23. MISCELLANEOUS. This Agreement (a) shall be binding upon and inure to the benefit of the Company, the Agent and the Banks and their respective successors and assigns (however, the Company may not assign its rights hereunder without the express prior written consent of all Banks); (b) may be modified or amended only in the manner prescribed for amendments to the Credit Agreement in
SECTION 12.5 of the Credit Agreement; (c) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (TO THE EXTENT PERMITTED BY LAW, OTHER THAN ITS CONFLICT OF LAW RULES) AND OF THE UNITED STATES OF AMERICA; (d) may be executed in several counterparts, and by the Parties on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement, and (e) together with the Credit Agreement and the Notes, embodies the entire agreement and understanding among the Parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Agreement.

      24. THIS AGREEMENT, TOGETHER WITH THE CREDIT AGREEMENT AND THE NOTES, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AS TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

      IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers effective as of the date provided herein.


                                       SANTA FE ENERGY RESOURCES, INC.



                                       By: ________________________________
                                           Janet F. Clark
                                           Senior Vice President-Finance
                                           Chief Financial Officer and
                                           Treasurer

COMMITMENT:                            CHASE BANK OF TEXAS, NATIONAL
$50,000,000                            ASSOCIATION, individually and as
                                       Administrative Agent


                                       By: ______________________________

                                       Name: ____________________________

                                       Title: ___________________________



                                            Address for Notices:
Domestic and Eurodollar
Lending Offices:                            Chase Bank of Texas, National
                                            Association
                                            600 Travis, 20th Floor
Chase Bank of Texas, National               Houston, Texas 77002-8086
Association                                 Telephone:  (713) 216-5733
600 Travis Street, 20th Floor               Telecopy:  (713) 216-4117
Houston, Texas 77002-8086                   Attention: Debra Harris
Attention: June Brand
Telephone:  (713) 216-5733
Telecopy:  (713) 216-4117

COMMITMENT:                            ABN AMRO BANK N.V., HOUSTON
$40,000,000                              AGENCY, Individually and as a
                                         Co-Agent



                                       By: ______________________________

                                       Name: ____________________________

                                       Title: ___________________________



                                       By: ______________________________

                                       Name: ____________________________

                                       Title: ___________________________



                                       Address for Notices:

Domestic and Eurodollar                Three Riverway, Suite 1700
Lending Offices:                       Houston, TX 77056
                                       Attention:  Mr. Bryan Chapman
Three Riverway, Suite 1700             Telephone:  713/964-3361
Houston, Texas 77056                   Telecopy:  713/621-5801

COMMITMENT:                            BANK OF AMERICA NATIONAL TRUST AND
$40,000,000                            SAVINGS ASSOCIATION, Individually
                                         and as a Co-Agent


                                       By: _____________________________

                                       Name: ___________________________

                                       Title: __________________________



                                       Address for Notices & Domestic and
Eurodollar
                                       Lending Office:

                                       Name:Claudette Strickland
                                       Title:    Account Administrator
                                       Address:  Bank of America
                                                 1850 Gateway Blvd., 4th Floor
                                                 Concord, California 94520
                                       Telephone:(510) 675-7483
                                       Facsimile:(510) 603-8208

                                       cc:       Phyllis Tennard
                                                 Bank of America
                                                 333 Clay Street
                                                 Houston, Texas  77002
                                       Telephone:(713) 651-4819
                                                 (713) 651-4888

COMMITMENT:                            NATIONSBANK, N.A.
$40,000,000                              Individually and as a Co-Agent


                                       By: ___________________________

                                       Name: _________________________

                                       Title: ________________________



                                       Address for Notices:

Domestic and Eurodollar                700 Louisiana, 8th Floor
Lending Offices:                       Houston, Texas 77002
                                       Attention:  Mr. James Allred
NationsBank, N.A.                      Telephone:  713/247-6327
ABA #111000025                         Telecopy:   13/247-6568
For Credit to:  Acct. #0180019828
Attention:  Loan Funds Transfer
Reference:  Santa Fe Energy Resources, Inc.

COMMITMENT:                            BANK OF MONTREAL
$32,500,000

                                       By: _____________________________

                                       Name: ___________________________

                                       Title: __________________________



                                       Address for Notices:

Domestic and Eurodollar                700 Louisiana, Suite 4400
Lending Offices:                       Houston, Texas 77002
                                       Attention:  Mr. Bobby Roberts
Harris Bank                            Telephone:  713/223-4400
ABA #071000288                         Telecopy:   713/223-4007
For Credit To:  Bank of Montreal,
  Chicago Branch
Attention:  E. Rios
Reference:  Santa Fe Energy Resources, Inc.

COMMITMENT:                            WELLS FARGO BANK (TEXAS), N.A.,
$40,000,000                               Individually and as a Co-Agent


                                       By: ______________________________
                                           Jeffrey P. Rose
                                           Vice President



                                       Address for Business Matters:

Domestic and Eurodollar                1000 Louisiana, 3rd Floor
Lending Offices:                       Houston, Texas 77002
                                       Attention:  Ann Rhoads
1000 Louisiana, 3rd Floor              Telephone:  (713) 250-4035
Houston, Texas 77002                   Telecopy:   (713) 250-7912
Attention:  Maria Valdivia
Telephone:  (713) 250-7155             Address for Administrative Matters:
Telecopy:  (713) 250-7912
                                       1000 Louisiana, 3rd Floor
                                       Houston, Texas 77002
                                       Attention:  Maria Valdivia
                                       Telephone:  (713) 250-7155
                                       Telecopy:  (713) 250-7912

COMMITMENT:                            PNC BANK, NATIONAL ASSOCIATION
$32,500,000


                                       By: _________________________________
                                           John R. Way
                                           Assistant Vice President



                                       Address for Business Matters:

Domestic and Eurodollar                249 Fifth Avenue, Third Floor
Lending Offices:                       Pittsburgh, PA 15222-2707
                                       Attention:  John R. Way
620 Liberty Avenue                     Telephone:  (412) 762-5290
Two PNC Plaza, Third Floor             Telecopy:   (412) 762-2571
Pittsburgh, PA 15222
Attention:  Tina Lanuka                Address for Administrative Matters:
Telephone:  (412) 768-5876
Telecopy:  (412) 768-4586              620 Liberty Avenue
                                       Two PNC Plaza, Third Floor
                                       Pittsburgh, PA 15222
                                       Attention:  Tina Lanuka
                                       Telephone:  (412) 768-5876
                                       Telecopy:   (412) 768-4586